Saveene Group, Inc.

Subscription Agreement

Saveene Group, INC.

1201 Orange St Ste 600 One Commerce Center

Wilmington DE 19899

Phone: (800)246-2677

Gentlemen:

You have informed the undersigned (the "Purchaser") that Saveene Group, INC.., a Delaware Corporation, (the "Company") wishes to raise a set amount of One Thousand Dollars ($1,000) from various persons by selling up to 7,500,000 shares of the Company's Common Stock, $0.001 par value (the "Shares"), at a price of ($.00013333) per Share.

I have received, read, and understand the Limited Offering Memorandum dated January 8, 2013 (the "Memorandum"). I further understand that my rights and responsibilities as a Purchaser will be governed by the terms and conditions of this Subscription Agreement, the Memorandum and the Shares (the "Share Documents"). I understand that you will rely on the following information to confirm that I am an "Accredited Investor", as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or one of 35 Non-Accredited Investors that will be allowed to purchase Shares in this Offering (subject to Company approval), and that I am qualified to be a Purchaser.

This Subscription Agreement is one of a number of such subscriptions for Shares. By signing this Subscription Agreement, I offer to purchase and subscribe from the Company the number of Shares set forth below on the terms specified herein. The Company reserves the right, in its complete discretion, to reject any subscription offer or to reduce the number of Shares allotted to me. If this offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to me. I understand that commencing on the date of this Memorandum all funds received by the Company in full payment of subscriptions for Shares will be deposited in an escrow account. The Company has set a minimum offering proceeds figure of $20,000 for this Offering. The Company has established an Investment Holding Account with (USA Bank Account), Bank of America into which the minimum offering proceeds will be placed. At least 7,5,00,000 Shares must be sold for $1,000 before such proceeds will be released from the escrow account and utilized by the Company. After the set number of Shares are sold, all proceeds from the sale of Shares will be delivered directly to the Company and be available for its use.

1.   Accredited Investor I am an Accredited Investor because I qualify within one of the following categories:

Please Check the Appropriate Category

_x_ $1,000,000 Net Worth.

A natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

Purchaser's Initials

(1)

_x_ $200,0001$300,000 Income.

A natural person who had an individual income in excess of $200,000 (including contributions to qualified employee benefit plans) or joint income with such person's spouse in excess of $300,000 per year in each of the two most recent years and who reasonably expects to attain the same individual or joint levels of income (including such contributions) in the current year.

_x_ Director or Officer of Issuer

Any director or executive officer of the Company

___ All Equity Owners In Entity Are Accredited.

An entity, (i.e. corporation, partnership, trust, IRA, etc.) in which all of the equity owners are Accredited Investors as defined herein.

___ Corporation.

A corporation not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

___ Other Accredited Investor.

Any natural person or entity which qualifies as an Accredited Investor pursuant to Rule 501(a) of Regulation D promulgated under the Act; specify basis for qualification:

______________________________________________________________________________________________________________________________________________________

___ One of 35 Non-Accredited Investors that may be allowed to invest in the offering

2.     Representations and Warranties. I represent and warrant to the Company that:

(a)   I have adequate means of providing for my current needs and possible contingencies and I have no need for liquidity of my investment in the Shares, (ii) can bear the economic risk of losing the entire amount of my investment in Shares, and (iii) have such knowledge and experience that I am capable of evaluating the relative risks and merits of this investment; (iv) the purchase of Shares is consistent, in both nature and amount, with my overall investment program and financial condition.

(b)   The address set forth below is my true and correct residence, and I have no intention of becoming a resident of any other state or jurisdiction.

(c)   I have not utilized the services of a "Purchaser Representative" (as defined in Regulation D promulgated under the Securities Act) because I am a sophisticated, experienced investor, capable of determining and understanding the risks and merits of this investment.

(d)   I have received and read, and am familiar with the Share Documents, including the Memorandum and the forms of certificate for Shares. All documents, records and books pertaining to the Company and the Shares requested by me, including all pertinent records of the Company, financial and otherwise, have been made available or delivered to me.

Purchaser's Initials

(2)

(e)   I have had the opportunity to ask questions of and receive answers from the Company's officers and representatives concerning the Company's affairs generally and the terms and conditions of my proposed investment in the Shares.

(f) I understand the risks implicit in the business of the Company. Among other things, I understand that there can be no assurance that the Company will be successful in obtaining the funds necessary for its success. If only a fraction of the maximum amount of the Offering is raised, the Company may not be able to expand as rapidly as anticipated, and proceeds from this Offering may not be sufficient for the Company's long term needs.

(g)   Other than as set forth in the Memorandum, no person or entity has made any representation or warranty whatsoever with respect to any matter or thing concerning the Company and this Offering, and I am purchasing the Shares based solely upon my own investigation and evaluation.

(h)   I understand that no Shares have been registered under the Securities Act, nor have they been registered pursuant to the provisions of the securities or other laws of applicable jurisdictions.

(i)   The Shares for which I subscribe are being acquired solely for my own account, for investment and are not being purchased with a view to or for their resale or distribution. In order to induce the Company to sell Shares to me, the Company will have no obligation to recognize the ownership, beneficial or otherwise. of the Shares by anyone but me.

(j) I am aware of the following:

(i) The Shares are a speculative investment which involves a high degree of risk: and

(ii)   My investment in the Shares is not readily transferable; it may not be possible for me to liquidate my investment.

(iii) The financial statements of the Company have merely been compiled, and have not been reviewed or audited.

(iv)   There are substantial restrictions on the transferability of the Shares registered under the Securities Act; and

(v)   No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the S.hares;

(k)        Except as set forth in the Memorandum, none of the following information has ever been represented, guaranteed, or warranted to me expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person:

(i)  The appropriate or exact length of time that I will be required to hold the Shares;

(ii)   The percentage of profit and/or amount or type of consideration, profit, or loss to be realized, if any, as a result of an investment in the Shares; or

Purchaser's Initials

(3)

(iii)   That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of Shares;

(iv)   The amount of dividends or distributions that the Company will make;

(I) I have not distributed the Memorandum to anyone, no other person has used the Memorandum, and I have made no copies of the Memorandum: and

(m)     I hereby agree to indemnify and hold harmless the Company, its officers, directors, and representatives from and against any and all liability, damage, cost or expense, including reasonable attorney's fees, incurred on account of or arising out of:

(i)    Any inaccuracy in the declarations, representations, and warranties set forth above;

(ii)    The disposition of any of the Shares by me which is contrary to the foregoing declarations, representations, and warranties: and

(iii)    Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the Shares.

{n) By entering into this Subscription Agreement, I acknowledge that the Company is relying on the truth and accuracy of my representations.

The foregoing representation and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the delivery of the funds to the Company and shall survive such delivery. If, in any respect, such representations and warranties are not true and accurate prior to delivery of the funds, I will give written notice of the fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefore.

3.  Transferability. I understand that I may sell or otherwise transfer my Shares only if registered under the Securities Act or I provide the Company with an opinion of counsel acceptable to the Company to the effect that such sale or other transfer may be made in absence of registration under the Securities Act. I have no right to cause the Company to register the Shares. Any certificates or other documents representing my Shares will contain a restrictive legend reflecting this restriction, and stop transfer instructions will apply to my Shares.

Purchaser's Initials

(4)

4.    Indemnification. I understand the meaning and legal consequences of the representations and warranties contained in Paragraph 2 hereof, and I will indemnify and hold harmless the Company, its officers, directors, and representatives involved in the offer or sale of the Shares to me, as well as each of the managers and representatives, employees and agents and other controlling persons of each of them, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of mine contained in this Subscription Agreement.

5. Revocation. I will not cancel, terminate or revoke this Subscription Agreement or any agreement made by me hereunder and this Subscription Agreement shall survive my death or disability.

6. Termination of Agreement If this subscription is rejected by the Company, then this subscription Agreement shall be null and void and of no further force and effect, no party shall have any rights against any other party hereunder, and the Company shall promptly return to me the funds delivered with this Subscription Agreement.

7. Miscellaneous.

(a)    This Subscription Agreement shall be governed by and construed in accordance with the substantive law of the State of Delaware.

(b)   This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in writing and executed by all parties.

8.      Ownership Information. Please print here the total number of Shares to be purchased, and the exact name(s) in which the Shares will be registered.

Total Shares: 7,500,000

Andrea F Zecevic

Name(s):. _________________________________

_x_ Single Person

 _x_ Husband and Wife, as community property

____Joint Tenants (with right of survivorship)

____Tenants in Common

____A Married Person as separate property

____Corporation or other organization

_____A Partnership

_____Trust

_____IRA

_____Tax-Qualified Retirement Plan

(i)    Trustee(s)/ Custodian________________________________

(ii)    Trust Date_______________________________________

(iii)    Name of Trust____________________________________

(iv)    For the Benefit of__________________________________

___ Other:__________________________________________________________

(5)

Purchaser's Initials

(please explain)

Sr;igial Security or Tax l.D.#: N/A

Residence Address:

State Zip

Malllng Address: (Complete only If different from residence)

Street Address (If P.O.Box, Include addr.11 for surface dellvery lfdifftl.-.nt than residence)

City State Zip

Phone Numbel

Home: 416-871-1888

Business:

9. Date and Signature

Date: Jan 24, 2013

Signature:

(6)

________Purchaser's Initials

Saveene Groue. Inc.

Investor Suitability Questionnaire

To: Prospective purchasers of Shares of Common Stock (the "Shares") offered by Saveene Group, Inc.. (the "Company").

The Purpose of this Questionnaire is to solicit certain information regarding your financial status to determine whether you are an "Accredited Investor," as defined under applicable federal and state securities laws, and otherwise meet the suitability criteria established by the Company for purchasing Shares. This questionnaire is not an offer to sell securities.

Your answers will be kept as confidential as possible. You agree, however, that this Questionnaire may be shown to such persons as the Company deems appropriate to determine your eligibility as an Accredited Investor or to ascertain your general suitability for investing in the Shares.

Please answer all questions completely and execute the signature page

A. Personal

2. Address of Principal Residence:

County

3.	Residence Telephone: ( 4J Ip ) 91 I 1 889

4.	Where are you registered to vote? Ontario Canada

5. Your driver's license is issued by the following state: Z 2097-04236-05602

6. Other Residences or Contacts: Please identify any other state where you own a residence, are registered to vote, pay income taxes, hold a driver's license or have any other contacts, and describe your connection with such state:

______________________________________________________________________

______________________________________________________________________

7.	Please send all correspondence to:

(1) ____ Residence Address (as set forth in item A-2)

(2) ____ Business Address (as set forth in item B-1)

(7)

8. Date of Birth: June 2, 1968

9. Citizenship: Canadian

10. Social Security or Tax l.D. #: N/A

B.	Occupations and Income

1. Occupation: Business Consultant

Business Address: 5-5155 Spertrum Way

Missuawga, ON LSA 4K4

2. Gross income during each of the last two years exceeded:

(1) __$25,000

(2) __$50,000

(3) __$100,000

(4)_X_$200,000

3.	Joint gross income with spouse during each of the last two years exceeded $300,000

(1)_x_Yes

(2) __No

4.	Estimated gross income during current year exceeds:

(1) __$25,000

(2) __$50,000

(3) __$100,000

(4)_x_$200,000

5.	Estimated joint gross income with spouse during current year exceeds $300,000

(1)_x_Yes

(2) __No

C.	NetWorth

1.     Current net worth or joint net worth with spouse (note that "net worth" includes all of the assets owned by you and your spouse in excess of total liabilities, including the fair market value, less any mortgage, of your principal residence.)

(1) __$50,000-$100,000

(2) __$100,000-$250,000

(3) __$250,000-$500,000

(4) __$500,000-$750,000

(5) __$750,000-$1,000,000

(6)_x_$1,000,000

(8)

2. Current value of liquid assets (cash, freely marketable securities, cash surrender value of life insurance policies, and other items easily convertible into cash) is sufficient to provide for current needs and possible personal contingencies:

(1)_x_Yes

(2) __No

D.    Affiliation with the Company

Are you a director or executive officer of the Company?

(1)_x_Yes

(2) __No

E.    Investment Percentage of Net Worth

If you expect to invest at least $150,000 in Shares, does your total purchase price exceed 10% of your net worth at the time of sale, or joint net worth with your spouse.

(1)__Yes

(2) _x_No

F.	Consistent Investment Strategy

Is this investment consistent with your overall investment strategy?

(1)_x_Yes

(2) __No

G.	Prospective Investor's Representations

The information contained in this Questionnaire is true and complete, and the undersigned understands that the Company and its counsel will rely on such information for the purpose of complying with all applicable securities laws as discussed above. The undersigned agrees to notify the Company promptly of any change in the foregoing information which may occur prior to any purchase by the undersigned of securities from the Company.

Prospective Investor:

________________________

Signature

Date:Jan 24, 2013

__________________________________

Signature (of joint purchase if purchase is to be made as joint tenants or as tenants in common)